PRESS RELEASE
For Immediate Release

Date:	April 17, 2008
Contact:	Bruce W. Teeters, Sr. Vice President
Phone:	(386) 274-2202
Facsimile:	(386) 274-1223

CONSOLIDATED TOMOKA ANNOUNCES FIRST QUARTER EARNINGS

DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (AMEX–CTO) today reported net income of $156,124 or $.03 basic earnings per share and earnings before depreciation, amortization and deferred taxes (EBDDT) of $348,037 or $.06 per basic share for the quarter ended March 31, 2008.  The comparable numbers for the first quarter of 2007 were a net loss of $583,812 or $.10 basic loss per share and EBDDT of $333,210 or $.06 per basic share.
EBDDT is being provided to reflect the impact of the Company’s business strategy of investing in income properties utilizing tax deferred exchanges.  This strategy generates significant amounts of depreciation and deferred taxes.  The Company believes EBDDT is useful, along with net income, to understanding the Company’s operating results.
William H. McMunn, president and chief executive officer, stated, “Positive operating results were achieved despite no scheduled land sales closings during the first quarter. These results were also impacted by a decrease in general and administrative expenses resulting from lower stock option expenses due to a change in the Company’s stock price. Historically, the first quarter of each year has few closings with most occurring in the third and fourth quarters.  Although new contract activity is down for the quarter, the current contract backlog dollar volume remains healthy.  The Company’s adopted business plan was designed to allow the Company to remain profitable during slower economic periods.  We completed the acquisition of a Harris Teeter Supermarket in Charlotte, North Carolina today.  Our income property portfolio now totals 26 properties and over $9.2 million in annual revenues.”
Consolidated-Tomoka Land Co. is a Florida-based company primarily engaged in converting Company owned agricultural lands into a portfolio of income properties strategically located throughout the Southeast, and development, management, and sale of targeted real estate properties.  Visit our website at www.ctlc.com

EARNINGS NEWS RELEASE

	QUARTER ENDED
	MARCH 31,	MARCH 31,
	2008	2007

REVENUES	$3,938,496	$8,589,011

NET INCOME (LOSS)	$156,124	$(583,812)

BASIC & DILUTED EARNINGS PER SHARE:
NET INCOME (LOSS)	$0.03	$(0.10)

RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
DEPRECIATION, AMORTIZATION AND DEFERRED TAXES

	QUARTER ENDED
	MARCH 31,	MARCH 31,
	2008	2007
NET INCOME (LOSS)	$156,124	$(583,812)

ADD BACK:

DEPRECIATION & AMORTIZATION	624,930	609,793

DEFERRED TAXES	(433,017)	307,229

EARNINGS BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$348,037	$333,210

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,726,182	5,704,068

BASIC EBDDT PER SHARE	$0.06	$0.06

EBDDT - EARNINGS BEFORE DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES. EBDDT IS NOT A MEASURE OF
OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY U.S. GENERALLY
ACCEPTED ACCOUNTING PRINCIPLES. FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH
AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO
CASH FLOW AS A MEASURE OF LIQUIDITY. THE COMPANY BELIEVES, HOWEVER, THAT EBDDT PROVIDES
RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH NET INCOME, FOR AN
UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS.

EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION AND THE CHANGE IN DEFERRED INCOME TAXES
TO NET INCOME (LOSS) AS THEY REPRESENT NON-CASH CHARGES.

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CONSOLIDATED BALANCE SHEETS

	MARCH 31,	DECEMBER 31,
	2008	2007
ASSETS	$	$
Cash	164,547	863,826
Restricted Cash	9,510,980	10,387,550
Investment Securities	6,590,756	10,193,094
Notes Receivable	4,703,693	5,164,421
Land and Development Costs	15,249,071	15,654,456
Intangible Assets	4,621,213	4,717,699
Other Assets	8,240,955	7,899,810
	49,081,215	54,880,856

Property, Plant & Equipment:
Land, Timber and Subsurface Interests	8,660,652	7,793,594
Golf Buildings, Improvements & Equipment	11,718,993	11,713,046
Income Properties Land, Buildings & Improvements	104,819,695	104,820,647
Other Building, Equipment and Land Improvements	3,081,596	2,909,057
Construction in Process	2,059,089	--
Total Property, Plant and Equipment	130,340,025	127,236,344
Less, Accumulated Depreciation and Amortization	(10,813,114)	(10,284,670)
Net - Property, Plant and Equipment	119,526,911	116,951,674

TOTAL ASSETS	168,608,126	171,832,530

LIABILITIES
Accounts Payable	268,201	452,090
Accrued Liabilities	8,678,323	8,684,175
Accrued Stock Based Compensation	3,011,753	3,277,821
Income Taxes Payable	1,083,131	3,058,049
Deferred Income Taxes	32,449,382	32,882,399
Notes Payable	6,926,375	6,807,388

TOTAL LIABILITIES	52,417,165	55,161,922

SHAREHOLDERS' EQUITY
Common Stock	5,727,515	5,725,806
Additional Paid in Capital	5,217,955	5,130,574
Retained Earnings	106,595,582	107,012,038
Accumulated Other Comprehensive Loss	(1,350,091)	(1,197,810)

TOTAL SHAREHOLDERS' EQUITY	116,190,961	116,670,608

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	168,608,126	171,832,530

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“Safe Harbor”

Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements.  The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2008, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely.  These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital.  Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the Company or the SEC.

While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclosures in this press release regarding the Company’s first quarter financial results are preliminary and are subject to change in connection with the Company’s preparation and filing of its Form 10-Q for the quarter ended March 31, 2008.  The financial information in this release reflects the Company’s preliminary results subject to completion of the quarterly review process.  The final results for the quarter may differ from the preliminary results discussed above due to factors that include, but are not limited to, risks associated with final review of the results and preparation of financial statements.

This release refers to certain non-GAAP financial measures.  As required by the SEC, the Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release.  Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.

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